SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported) April 25, 2003

                          Kent Financial Services, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of Incorporation)

         1-7986                                       75-1695953
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(Commission File Number)                  (IRS Employer Identification Number)

           376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921
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               (Address of Principal Executive Offices, Zip Code)

                                  908-234-0078
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              (Registrant's Telephone Number, including area code)

                                 Not Applicable
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        (Former name of former addresses, if changed since last report)

Item 7.  Financial Statements and Exhibits

        (c)     Exhibits

                Exhibit No.     Exhibit
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                       99.1 Press Release of Kent Financial Services, Inc. dated April 25, 2003.

Item 9. Regulation FD Disclosure (including Item 12. Results of Operations and Financial Condition).



On April 25,2003, Kent Financial Services, Inc. issued a press release reporting losses and other financial results for its first quarter of 2003, which ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Kent Financial Services, Inc.


April 25, 2003                                  /s/ John W. Galuchie, Jr.
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                                                John W. Galuchie, Jr.
                                                Executive Vice President
                                                (Principal Financial and
                                                  Accounting Officer)